UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 6, 2006

333-51880
(Commission file number)

NEW MEDIUM ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	11-3502174
(State of incorporation)	(IRS Employer Identification No.)

Mahesh Jayanarayan, CEO 195 The Vale London UK W3 7QS	011 44 20 8746 2018
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On May 3, 2006, New Medium Enterprises, Inc. entered into a Preferential Partnership agreement with Plasmon, OMS Sarl, a company duly incorporated under the laws of France and having its registered office at 18 Rue Bailry, 14050 Caen Cedex 4, France and registration number S RET 42295688800016 (‘Plasmon OMS’) for the production of glass masters and stampers and other services and considerations.

Reference: Exhibit 101 a

On May 3, 2006 the Company entered into an agreement with VDL ODMS B.V. a company organized and existing under the laws of the Netherlands, having its head office at Daalakkersweg 8, Eindhoven, the Netherlands, to supply and install the first VMD replication line including the necessary development of engineering services and the training of NME’s production staff.

Reference: Exhibit 101 b

Exhibit A:

PREFERENTIAL PARTNERSHIP AGREEMENT BETWEEN
PLASMON OMS SARL AND NEW MEDIUM ENTERPRISES, INC

This production of glass masters & stampers agreement (‘agreement’) is entered into this 3rd day of May 2006 (‘effective date’) by and between the following parties:

Plasmon OMS SARL, company duly incorporated under the laws of France and having its registered office at 18 Rue Bailry, 14050 Caen Cedex 4, France and registration number S RET 42295688800016 (‘Plasmon OMS’) AND

New Medium Enterprises, Inc a company duly incorporated under the laws of the State of Nevada, USA, operating from VMD House, 195 The Vale, London W3 7QS, United Kingdom, and Corporation Number C18945-1999 (NME).

Whereas:

Plasmon OMS is, inter alia, a global glass mastering house and a leader in the development of new formats for optical discs
NME is a global technology company involved in the research & development, commercialisation and marketing of VMD discs
Plasmon OMS and NME want to become preferred partners

Now, therefore the parties agree as follows:

1.  SCOPE

1.1	Plasmon OMS agrees to provide NME with the services described in Appendix 1 at preferential prices as a preferred partner.
1.2	NME hereby agrees to purchase the services described in Appendix 1 from input material supplied by NME.
1.3	Plasmon OMS agrees to provide technical support to NME for product development.
1.4	Plasmon OMS agrees to work with NME and its partners to support and promote products and ideas of NME.

2.  DURATION OF AGREEMENT

2.1
This agreement shall be for an initial period of one year from the effective date and will be automatically renewed on six month to six month basis. Either party may cancel this agreement at the end of the initial period or every six months thereafter by giving 60 days prior written notice to termination.

 2.2          Until terminated in accordance with Clause 3.

3.  TERMINATION

3.1	Without prejudice to any other rights, either Party may immediately terminate this Agreement upon written notice in the event that:
a)	The other Party has failed to perform its obligations arising from this Agreement and fails to remedy same within thirty (30) days after receipt of written notice thereof from said party; or
b)	Customer fails to make any payment punctually by its due date or within a certain mutually agreed timeframe; or
c)
The other Party becomes insolvent, if it enters into composition negotiations with its creditors, if a bankruptcy petition has been filed against it, or if it makes an assignment for the benefit of its creditors.

4.  INVOICING AND PAYMENT TERMS

4.1	Plasmon OMS will invoice on day of shipment at prices in Appendix 1 plus actual transfer cost.
4.2	Plasmon OMS will raise invoices on dates of shipping.
4.3	NME will receive a credit limit of Euros 20,000.
4.4	NME will pay all invoices within the end of one month following month of shipment.

5.  INTELLECTUAL PROPERTY RIGHTS

5.1	Neither Party shall publish or use, without the prior written consent of the other Party, any trademark, trade name, logo or service mark of the other Party.
5.2	Nothing in this Agreement shall be construed as conferring any ownership of intellectual property or as an assignment of the intellectual property rights of one party to the other Party.

6.  NO LEGAL PARTNERSHIP OR JOINT VENTURE

Nothing in this Agreement shall be deemed to constitute a legal partnership or joint venture between the parties or to constitute one party the agent of the other for any purpose whatsoever.

7.  CONFIDENTIALITY

7.1	Each party shall at all times keep confidential and not disclose to any third party, without the other’s express written consent, any Confidentiality Information received from the other.
7.2	The obligation of confidentiality shall not apply to information required to be disclosed by way of law, including binding court decision or governmental or regulatory order.
7.3	The Party to whom the Confidential Information is disclosed shall:

7.3.1
Hold the Confidential information in confidence with at least the same degree of care and in the same manner which it maintains the confidentiality of its own Confidential and proprietary Confidential Information;

7.3.2
Restrict disclosure of the Confidential Information solely to itself and to its respective subsidiaries, affiliates, employees, agents, professional advisors, investors or potential investors, suppliers and subcontractors with a need to know and not disclose it to any other parties;

7.3.3	Advise those parent companies, employees, agents, suppliers advisors, investors, potential investors and sub-contractors of their obligations with respect to the Confidential Information; and
7.3.4	Use the Confidential information only in connection with the Performance of this agreement and reproduce such confidential information only to the extent necessary for such purpose.

7.4	The Party receiving Confidential Information shall have no obligation to preserve the confidential nature of any Confidential Information which:
7.4.1	Was previously known to the Receiving Party or any of its affiliated companies free of any obligation to keep it confidential; or
7.4.2	Is knowingly disclosed to third parties by the disclosing party without restriction; or
7.4.3	Is or becomes publicly available by other than unauthorised disclosure; or
7.4.4	Is independently developed by the Receiving Party or any other person.

7.5
As between the Parties, the Confidential Information shall be deemed to be the property of the disclosing Party and, upon request, the Receiving Party will return all Confidential Information received in tangible form to the disclosing party or destroy all such Confidential Information.

8.  WARRANTIES

8.1	NME guarantees to provide high quality optical disc (VMD) content or input by disc or worldwide high speed satellite links.
8.2
NME guarantees it has fulfilled all content IP rights with the IP content holders before delivery of the content to Plasmon OMS. A copy of each final disc title will be submitted to Plasmon OMS for compliance with the IRMA (International Recording Media Association) IP procedure in place at Plasmon OMS.

8.3	Plasmon OMS reserves the right to reject any input of doubtful quality which would effect the quality of the stampers.
8.4	Plasmon OMS guarantees to provide stampers to quality standards agreed in writing by both parties.
8.5	NME reserves the right to reject any stampers that are not to the agreed standards after a quality check.
8.6	Plasmon OMS will replace, at its cost, any rejected stampers.

9.  PRESS RELEASES INVOLVING PLASMON OR PLASMON NAME AND NME

As Plasmon is a public company on the London main board, any press release with any relation to Plasmon or mention of Plasmon, needs to be approved by the Plasmon PLC management. Copies of the suggested press release should be sent to Mrs Caroline Francoise or Paul Gossink for internal communication and agreement of the Plasmon PLC director(s).

10.  NOTICES

10.1.
All notices, consents, waivers or other communications given hereunder shall be in writing and shall be in English. Price change notification shall be delivered by facsimile only to the facsimile number listed below. All other notices, consents, waivers or other communications shall be delivered by hand, by registered or certified post (return receipt requested) or sent to the general facsimile number below, as follows: + 44 (0)208 749 8025.

10.2
Notice given by hand, registered or certified post (return receipt requested) shall be deemed to have been received at the time of delivery. Notice given by facsimile shall be deemed to have been received when transmitted provided that the sender shall have received a transmission report indicating successful transmission of all of the pages of the notice to the correct facsimile number and has sent a confirmation copy of the notice by certified mail, provided that if the transmission of such facsimile does not occur on a normal business day within normal business hours at the place to which it is addressed the notice shall be deemed received on the next following business day. For these purposes business day shall mean any day other than Saturday, Sunday or public holiday in France and “business hours” shall mean 9.00 a.m. to 7:00 p.m. in a business day. Either Party may vary its address, designated representative or facsimile for notices by giving notice as aforesaid.

11.  SEVERABILITY

11.1	The invalidity or unenforceability for any reason of any part of this Contract shall not prejudice or affect the validity or enforceability of the remainder of this Contract.

12.  GOVERNING LAW

12.1	This Agreement shall be governed by and construed in accordance with European law.
12.2	The parties hereby submit to the non-exclusive jurisdiction of the European Courts.

13.  VARIATION

13.1	No variation, modification or addition to or cancellation of any clause of this agreement shall be effective unless agreed in writing by a duly authorised representative of Plasmon OMS and of NME.

14.  ENTIRE CONTRACT

14.1	This Agreement including Appendix 1 represents the entire understanding between the parties and supersedes all other agreements and representations, whether oral or in writing.

IN WITNESS THEREOF, the Parties have executed this Agreement in duplicate as of the date first above written.

PLASMON OMS, SARL	NEW MEDIUM ENTERPRISES, INC.

Signature: /s/ Paul Gossink	Signature: /s/ Alexander Bolker-Hagerty

Print Name: Paul Gossink	Print Name: Alexander Bolker-Hagerty

Title: General Manager	Title: Chief Operating Officer

Date: May 5, 2006	Date: 3rd day of May 2006

Appendix 1

1. Glass Mastering Rates as Preferential Partner

1.1  VMD glass master mother set (one layer) including one stamper - Euros 200
1.2  VMD re-run from mother stored at Plasmon OMS - Euros 75
    Prices are ex-works, excluding VAT, levies, etc.

2. Yearly discount

2.1           0% over initial €100,000 -- turnover excluding transport
                3% over 1st €500,000 -- turnover excluding transport
                5% over 2nd €500,000 -- turnover excluding transport
                10% above €1,000,000 -- turnover excluding transport
                Calculated over full financial year (April-March)
                At ex-works prices, excluding VAT, levies, etc.

3. Turn-around time

3.1
For input material and orders received before 10.00am local time Day 1, stampers will be shipped Day 2 around 5.00pm. Transport may be either by courier (DHL/FedEx) or customer specific transport company.

4.	Insurance

4.1	NME will be responsible for insuring the goods during transit from Plasmon OMS to NME.

5.	Input

5.1	NME to supply content for the mastering/stamping.
5.2	NME guarantees it has fulfilled all content IP rights with the IP content holders before delivery of the content to Plasmon OMS.
5.3	Possibility to use new Mastering software from software company (Singulus or other) in LBR machine. The new software will have the profiles for making a master of VMD-20 (DVD-20) and VMD-30 (DVD-30).

6.	Capacity

6.1	Plasmon OMS expects to be able to handle around 20 to 25 ‘layers’ per day, but capacity can be increased in relatively short time.

Contract of Sale

        TABLE OF CONTENTS

      CHAPTER A GENERAL PROVISIONS

        Article 1           Scope and Subject Agreement
        Article 2  Prices
        Article 3  Payment and Terms of Payment
        Article 4  Delivery Requirements
        Article 5  Travelling and Lodging
        Article 6  Annexes
        Article 7  Time Schedule
        Article 8  Miscellaneous
        Article 9  Notices

      CHAPTER B TERMS AND CONDITIONS

        Article 1  Definitions
        Article 2  Obligations VDL ODMS
        Article 3  Obligations of Buyer
        Article 4  Packing and Marking
        Article 5  Pre-acceptance
        Article 6  Installation, Commissioning, Running & FAT
        Article 7  Software
        Article 8  Training & Documentation
        Article 9  Term and Termination

EXECUTION

Exhibit B

Contract of Sale

This Agreement is signed this 3rd day of May 2006 by and between the following parties:

Buyer, a company organized and existing under the laws of the State of Nevada, USA having its head office at 195 The Vale, London W3 7QS, England, hereby duly represented by its director(s) , Mahesh K Jayanarayan hereinafter referred to as "Buyer"

and

VDL ODMS B.V., a company organized and existing under the laws of the Netherlands, having its head office at Daalakkersweg 8, Eindhoven, the Netherlands, hereby duly represented by its director(s) Gabriel Walravens hereinafter referred to as "VDL ODMS"

Buyer and VDL ODMS are hereinafter also referred to individually as “Party” and collectively as “Parties.”

THE PARTIES HAVE AGREED UPON THE FOLLOWING:

CHAPTER A GENERAL PROVISIONS

Article 1  Scope and Subject of the Agreement

1.1           Upon signing of this Agreement, VDL ODMS will sell and deliver the following Equipment & Services to Buyer, subject to the terms and conditions of this Agreement:
1.1.1	Scope

Equipment	Description	Number
In-line equipment	VMD Production Line	1
Services	Development & Engineering Project Management Mechanical Engineering Software Engineering Process Development	1200 hours 3640 hours 3000 hours 1200 hours

Specification for Development & Engineering (hours)
	Project Management	Mechanical Engineering	Software Engineering	Process Engineering	Deliverable
Phase 0	100			200	Finalizing Line Design
Phase 1	275	1,200	0	0	Mechanical Engineering Main Modules
Phase 2	275	2,440	1,000	100	Complete TPD, ready for production
Phase 3	275	0	2,000	200	Software fully functional
Phase 4	275	0	0	700	Process Guide

1.2
     VDL ODMS guarantees that the Products meets the specifically agreed upon quality as stated in this Agreement during a period of 1 (one) year, with an exception for injection moulds, for which the warranty period is 6 (six) months. This warranty is subjected to the conditions described in the General Terms and Conditions of Sale.

1.3
    The design intent of the machine is based on current know how and is specified at a cycle time of 4.0 sec for VMD and 2.0 sec for regular DVD9. Actual cycle time is subject to correction due to experience with the process and new modules.

1.4
     VDL ODMS will take full responsibility for the functional performance of the prototype line. This will be proven during a so-called dry run where products are handled at the required cycle time without process. This means that VDL ODMS is not responsible for disc quality and /or effective output of the line.

1.5
     This contract is calculated with standard scanners from Dr. Schenk. Since the VMD version is not a standard product we have to finalise the scanner configuration with Dr.
     Schenk. Extra cost might arise from these discussions.

1.6	This contract is based on the know-how which is currently available within VDL ODMS on the manufacturing of the VMD disc.
1.7
     In the event new functionalities are required by Buyer, other then the current proposed design according to Annex C, VDL ODMS will present the additional cost to buyer. Only after approval of buyer, VDL ODMS will implement the new functionalities.

Article 2 Prices

Development & Engineering

2.1	Buyer shall pay to VDL ODMS a fixed price of € 27,600 [EURO Twenty-Seven-Thousand and six-hundred Euro for the Scope of supply as described in paragraph 1.1.1 Phase 0.
2.2	Buyer shall pay to VDL ODMS a fixed price of € 92,525 [EURO Ninety-Two-Thousand and Five-Hundred and-Twenty-Five Euro for the Scope of supply as described in paragraph 1.1.1 Phase 1.
2.3	Buyer shall pay to VDL ODMS a fixed price of € 235,685 [EURO Two-Hundred and Thirty Five Thousand, Six Hundred Eighty Five Euro for the Scope of supply as described in paragraph 1.1.1 Phase 2.
2.4	Buyer shall pay to VDL ODMS a fixed price of € 173,525 [EURO One-Hundred and Seventy Three Thousand, Five Hundred and Twenty Five Euro for the Scope of supply as described in paragraph 1.1.1 Phase 3.
2.5	Buyer shall pay to VDL ODMS a fixed price of € 70,025 [EURO Seventy-Thousand and Twenty Five Euro for the Scope of supply as described in paragraph 1.1.1 Phase 4.
Equipment
2.6
Buyer shall pay to VDL ODMS a fixed price of € 1,750,000 [EURO One-Million-Seven Hundred and Fifty Thousand Euro for the Scope of supply as described in paragraph 1.1.1. In the event Buyer is able to supply certain modules directly which will not influence the proposed time schedule this will be deducted from this amount.

Article 3 Payment and Terms of Payment

3.1	The prices mentioned in Article 2.1 - 2.5 of Chapter A shall be paid by Buyer to in the following percentages and manner:
3.1.1        100% payment before start of each phase as mentioned in paragraph 1.1.1. of Chapter A
3.2	The prices mentioned in Article 2.6 of Chapter A shall be paid by Buyer to VDL ODMS in the following percentages and manner:
3.2.1	30% down payment after completion of Phase 1 as mentioned in paragraph 1.1.1. of Chapter A.
3.2.2.       60% Payment after completion of Phase 2 as mentioned in paragraph 1.1.1 of Chapter A. After receipt of the 60% Buyer will provide a bank guarantee for 20% of the value as agreed in 1,750,000. This bank guarantee will automatically expire when the machine is shipped to Buyer, upon proof of shipment by VDL ODMS.
3.2.3	10% payment after machine Factory Acceptance Test (Acceptance Protocol be agreed between buyer and seller.
3.3	Down payment as mentioned in paragraph 3.2.1 is non-refundable.
3.4	Buyer is obliged to make payments exclusively to VDL ODMS, net cash, without any deductions or compensation and without any delay on the dates agreed upon in the Agreement.

Article 4 Delivery Requirements

4.1	ODMS shall deliver the Equipment on the basis of ‘ex works’, Eindhoven, the Netherlands.

4.2	The obligation of VDL ODMS to deliver the Equipment is subject to prior receipt by VDL ODMS of:
a)	the down payments as mentioned in Article 3.1.1 & 3.2.1 and 3.2.2. of Chapter A;
b)
evidence from Buyer of appropriate insurance cover of the Equipment to be delivered by VDL ODMS, in which VDL ODMS is given a direct claim against the insurer; (This is possible according to our insurance agent, we are doing this for example with injection moulding equipment we are borrowing or consignment stock from our suppliers. This is the standard insurance covering fire, theft etc).

c)
the written confirmation of Buyer that a proper, suitable and lockable storage possibility is available at the Site in accordance with the Facilities, and the written confirmation thereof (as mentioned in article 3.9 of Chapter B).

Article 5 Installation, Travelling and Lodging

5.1
Travel & living expenses for the VDL ODMS crew and/or Third Parties during the period of Installation, Commissioning, and Training are for the account of Buyer. The cost of installation will be invoiced against actuals but will not exceed Euro 25,000 unless delays in installation occur by causes outside the responsibility of VDL ODMS.

Article 6 Annexes (to be defined)

6.1	For the purpose of this Agreement the Annexes marked with an ‘A’ hereunder shall be applicable:

Article 7 Time Schedule (to be completed)

7.1	According to the terms and conditions of this Agreement, the time schedule for the obligations of ODMS and Buyer is as follows:

Item	Description	Relative weeks
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18
Execution of the Agreement
Receipt of down payment according to 3.1.1 Chapter A phase 0
Start of phase 0 according to 1.1.1 Chapter A
End of phase 0 according to 1.1.1 Chapter A
Confirmation on final planning phase 1-4
Receipt of down payment according to 3.1.1 Chapter A phase 1
Start of phase 1 according to 1.1.1 Chapter A
End of phase 1 according to 1.1.1 Chapter A
Receipt of down payment according to 3.1.1 Chapter A phase 2
Start of phase 2 according to 1.1.1 Chapter A
End of phase 2 according to 1.1.1 Chapter A
Receipt of down payment according to 3.1.1 Chapter A phase 3
Start of phase 3 according to 1.1.1 Chapter A
End of phase 3 according to 1.1.1 Chapter A
Receipt of down payment according to 3.1.1 Chapter A phase 4
Start of phase 4 according to 1.1.1 Chapter A
End of phase 4 according to 1.1.1 Chapter A
Confirmation on time schedule for equipment delivery according to 1.1.1 Chapter A
*00 +00 +00 +02 +02 +02 +02 +06 +06 +06 +16 +16 +16 +24 +24 +24 +26 +26

7.2
Further to paragraph 10a of the General Terms and Conditions of Sale of VDL ODMS, it is hereby explicitly stated that the respective items of the abovementioned Time Schedule will only commence at the fulfilment of the payment obligations by Buyer as agreed upon in Article 3 above.

Article 8 Miscellaneous

8.1
Applicable to this Agreement are the General Terms and Conditions of Sale of VDL ODMS (“GCS”). By signing this Agreement Buyer declares that the GCS have been handed over to Buyer and that Buyer has full knowledge of the contents of the GCS. By signing this Agreement Buyer explicitly confirms that the GCS are applicable to this Agreement.

8.2
The contents of this Agreement include the Annexes and the GCS as inseparable parts. In the event of a conflict between the Annexes and the GCS, the Annexes prevail. In case of a conflict between the Articles of this Agreement and the GCS or the Annexes, the Articles of this Agreement prevail.

8.3
    All amendments to the Agreement are valid only when made in writing. All amendments have to be agreed upon by the Parties. Additional or different terms or side letters shall not be binding unless agreed upon in writing and signed by the Parties, explicitly stating the number(s) of the Article(s) of the Agreement which are no longer, partly or in whole, in force.

8.4
If any provision or provisions of this Agreement shall be held to be illegal, invalid or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.5
    Neither Party shall assign or transfer or delegate its interest in this Agreement or rights granted herein in any manner to another party without the prior written consent of the other Party. VDL ODMS may delegate the execution of some rights and obligations to the Third Parties, which Third Parties should be pre-approved by Buyer and which will in no way release VDL ODMS from its responsibilities to Buyer under this Agreement. VDL ODMS from its responsibilities to Buyer under this Agreement. VDL ODMS
    (or any successor in title to VDL ODMS) shall be entitled to assign or transfer its rights and obligations hereunder to any affiliate with prior consent of Buyer. By signing this Agreement the other party expressly agrees in advance with such a transfer of rights and obligations in the future.

Article 9 Notices

9.1
    All notices or communications directed by one of the Parties to the other shall be deemed to have been given when sent by registered letter with return receipt requested, or by any other means accompanied by satisfactory evidence that notice has actually reached the addressee’s legal address as referred to below.

9.2
Any notice or communication relating to or affecting the rights or obligations of either Party, which is sent by telefax, or other electronic means, shall be confirmed by registered letter with return receipt requested. In this case, the date of dispatch of the telefax, or other electronic means shall be controlling.

9.3	All correspondence and legal communications made by Buyer to VDLODMS or by VDL ODMS to Buyer shall be sent to the addresses specified hereunder:

Buyer’s address:
New Medium Enterprises, Inc
195 The Vale
London W3 7QS, England
Tel: 020 8746 2018
Fax: 020 8749 8025
Attn. Mahesh K Jayanarayan

VDL ODMS’ address:
VDL ODMS B.V.
Attn. Martine de Ruijter
Daalakkersweg 8
5641 JA Eindhoven
The Netherlands
Tel: +31 40 2829532
Fax: +31 40 2829525

CHAPTER B TERMS AND CONDITIONS

Article 1 Definitions

For the purpose of this Agreement the following definitions shall apply:

Agreement shall mean this Contract of Sale (together with the Annexes and GCS) entered into between Buyer and VDL ODMS and all amendments and supplementary documents hereto which are signed between the Parties after the execution of this Agreement, provided that in each case the Parties reflect their agreement to this effect in writing.

Annexes shall mean the annexes to this Agreement.

Articles shall mean the articles of this Agreement.

Buyer shall mean the Party specified as such in this Agreement or its lawful successors or permitted assignees.

Consumables shall mean the materials as specified in Annex 1.

Commissioning: the process of putting the installed In-line Equipment and Third Party Equipment into operation at the Site and make it available for FAT;

Equipment shall mean the combination of:
In-line Equipment: the equipment, necessary to establish the optical media manufacturing process as manufactured by VDL ODMS;
Spare parts
Consumables
Third Party Equipment

Facilities shall mean the facilities, materials and environmental conditions to be supplied by Buyer at the Site, as specified in Annex 5.

FAT shall mean the Final Acceptance Test which is conducted at Buyer’s premises in conformity with the specifications agreed upon in Annex 3.

FAT certificate shall mean the certificate signed by VDL ODMS and Buyer after the FAT as specified in Annex 3.

Installation shall mean the installation of the In-line Equipment and Third Party Equipment as specified in Annex 2.

Know-how shall mean any non-public, confidential and/or proprietary knowledge and/or experience of VDL ODMS in relation to the manufacturing process.

Pre-acceptance shall mean the Pre-Acceptance Test which is conducted by VDL ODMS at VDL ODMS’ premises in conformity with the specifications agreed upon in Annex 3 prior to shipment.

Pre-acceptance certificate shall mean the certificate of the Pre-acceptance by Buyer as specified in Annex 3.

Price shall mean the total purchase price (excluding VAT) owed by Buyer pursuant to Article 2 of Chapter A of the Agreement.

Products: shall mean all products supplied to the Buyer under these terms and conditions as well as all work and services that VDL ODMS renders to the Buyer.

Site shall mean the production facility of Buyer, where the In-line Equipment and Third Party Equipment will be installed for the production of discs.

Software shall mean the computer programs and sequences to be supplied by VDL ODMS together with the Equipment.

Spare Parts shall mean the materials as specified in Annex 6.

Third Parties shall mean the sub-contractors of VDL ODMS.

Third Party Equipment shall mean all equipment bought by VDL ODMS of the Third Parties and re-sold by VDL ODMS to Buyer.

Training and Documentation shall mean the training of Buyer’s crew by VDL ODMS at its production facility in Eindhoven, the Netherlands. During this training, each crewmember will receive the set documentation as specified in Annex 4.

Travelling & Lodging shall mean the ticket & local travelling, boarding & lodging in hotels of acceptable European quality (3-star) by personnel of VDL ODMS.

Article 2 Obligations of VDL ODMS

2.1 VDL ODMS undertakes the following responsibilities and obligations:
2.1.1
VDL ODMS shall supervise the Installation, Commissioning including performance tests and the initial running-in of the In-line Equipment and Third Party Equipment in accordance with the terms and conditions of this Agreement. To this end, VDL ODMS shall designate an adequate number of qualified personnel throughout the Agreement in accordance with the terms and conditions of this Agreement.

2.1.2	VDL ODMS shall inspect the Equipment and shall arrange for all proper packing.
2.2
VDL ODMS warrants that all proprietary knowledge brought in by NME which was not known before the signature of the NDA will belong to NME. In case VDL ODMS would like to use this knowledge for future developments a process know-how this can only be implemented after written consent of Buyer and when a mutual agreed know how transfer price is agreed upon.

2.3	VDL ODMS has the right to transfer the responsibilities and obligations after agreement of the buyer under 2.1 to a Third Party.
2.4	VDL ODMS is allowed to sell a production line as described Annex C for VMD Production with prior written consent of Buyer.
2.5	VDL ODMS will provide Buyer a list of used components, not later then 3 weeks after completion of Phase 0.

Article 3 Obligations of BUYER

Buyer undertakes the following responsibilities and obligations:

3.1	Buyer is obliged to arrange for its Site to be in conformity with the Facilities as specified in Annex 5.
3.2
Buyer undertakes to ensure, both inside and outside the Site, that VDL ODMS staff (including Third Parties) are adequately protected, are duly supervised and will stay in reputable locations, such as hotels, etc.

3.3
In case of illness, accident or death of personnel of VDL ODMS, Buyer shall inform VDL ODMS immediately. Buyer will take care of medical treatment, travelling to the hospital etc. Buyer will pay the costs and, if necessary, also the travel costs. These expenses will be refunded to Buyer by VDL ODMS. In all cases in which the working place is not situated within the Netherlands, Buyer will undertake also the representation towards the authorities and the handling of the necessary formalities.

3.4	In order to avoid any delay VDL ODMS is willing to provide a substitute in case of loss of personnel on agreement with the Buyer.
3.5
In case official permission is required for the personnel of VDL ODMS, Buyer is obliged to take care for this permission to ensure that the personnel of VDL ODMS can perform its obligations under this Agreement.

3.6	Buyer shall provide for its own risk and account the Facilities in conformity with the requirements and the environmental conditions as laid down in Annex 5.
3.7	At the Site Buyer shall provide for its own risk and account Consumables and Spare Parts.
3.8	Buyer shall perform the acquisition of said Consumables and Spare Parts at the moment the Site has to be ready as indicated in Annex 2.
3.9	Buyer shall send to VDL ODMS the written confirmation that all necessary Consumables, Spare Parts and Facilities are at the Site of Buyer in accordance with Annexes 1, 5 and 6.
3.10	At the unloading of the Equipment at the Site, Buyer shall immediately send its written confirmation of the unloading to VDL ODMS.
3.11
If the personnel of VDL ODMS proves that the Consumables, Spare Parts and/or the Facilities are/is not in accordance with the written confirmation as mentioned in article 3.10, which could result in a delay of the Installation, Commissioning and Acceptance of the In-line Equipment and Third Party Equipment, all Travelling and Lodging, including expenses and allowances, are for the account of Buyer.

3.12	Buyer is obliged to take delivery and to unload the Equipment for its own risk and account and to do all acts that could reasonably be expected of him in order to enable VDL ODMS to deliver.
3.13	Buyer is obliged to store the unloaded Equipment in a dry and lockable room as specified in the Facilities, for his own risk and account.
3.14
If, contrary to the written confirmation of Buyer as mentioned in article 3.10, the Site does not have a suitable and lockable storage possibility, or after inspection by VDL ODMS, proves not to be fit for the Installation of the In-line Equipment and the Third Party Equipment, VDL ODMS is entitled to transport and store the Equipment for the account of Buyer.

3.15
IFPI codes are the responsibility of Buyer and should be requested by Buyer only; VDL ODMS advises to contact Business Support, Philips Intellectual Property Standards, tel. Nr. + 31 40 27 33 199, fax nr. + 31 40 27 32 113, in that respect.

Article 4 Packing and Marking

4.1	The Equipment will be packed for air freight. If Buyer requests modified or different packing, the extra costs are for the account of Buyer.
4.2
After the receipt by VDL ODMS of the written confirmation of Buyer that the Equipment is unloaded, the Consumables and Spare Parts are available at the Site and the Site is in conformity with the Facilities, VDL ODMS shall inspect the Site and supervise the unpacking of the Equipment and Installation of the In-line Equipment and Third Part Equipment.

Article 5 Pre-acceptance

5.1
Prior to the delivery of the Equipment, VDL ODMS shall test the In-line Equipment at the production facility of VDL ODMS in Eindhoven, the Netherlands, during normal working hours according to the pre-acceptance process as specified in Annex 3.

5.2	On written request to VDL ODMS, Buyer should be present during the pre-acceptance.
5.3
If the In-line Equipment meets the criteria as specified in Annex 3, the In-line Equipment is considered as preliminary accepted by Buyer and ready for shipment. VDL ODMS shall than issue the pre-acceptance certificate to Buyer, on written request of Buyer.

Article 6 Installation, Commissioning, Running & FAT

6.1	The Installation and Commissioning of the In-line Equipment and the Third Party Equipment will take place in conformity with Annexes 2 and 5.
6.2	After unpacking and Installation VDL ODMS will put the In-line Equipment and Third Party Equipment into operation and will make it ready for FAT.
6.3
Buyer is not entitled to unpack the Equipment without the supervision of VDL ODMS. In the event that Buyer unpacks the Equipment without authorization, any warranty becomes invalid. VDL ODMS will not be liable if the criteria for FAT will not be fulfilled as a result of that.

6.4	Buyer gives the personnel of VDL ODMS, occupied with the Installation and Commissioning of the In-line Equipment and Third Party Equipment, appropriate assistance with trained personnel.
6.5	Buyer will make available his communication system to VDL ODMS’s installation crew on its own expense.
6.6
The information given by VDL ODMS of the time that is required for Installation and Commissioning is approximate. VDL ODMS is not liable for any delay. If the Installation and Commissioning is delayed due to circumstances that are not imputable to VDL ODMS, the waiting hours, the travelling and lodging costs including expenses and allowances are for the account of Buyer.

6.7
The assembly of parts or other activities that are not included in the scope of this Agreement, will be carried out by the personnel of VDL ODMS when both parties have given express permission. VDL ODMS will carry out these activities at the sole risk and for the account of Buyer and responsibility of Buyer without any warranty. Buyer will be separately invoiced for these activities.

6.8
Buyer shall be entitled to use the Equipment for commercial (external) purposes only upon execution of the FAT certificate or a similar statement to this effect. Any use of the Equipment for commercial (external) purposes prior to the execution of the FAT certificate shall constitute a binding FAT of the Equipment by Buyer in the actual state the Equipment is at the time of commencement of use.

6.9
In order to prove the performance of the In-line Equipment and Third Party Equipment VDL ODMS shall put the In-line Equipment and Third Party Equipment in operation. VDL ODMS has the right to perform this operation with its own staff and with use of its own materials. At the request of VDL ODMS, Buyer is obliged to provide assistance by means of trained employees who will operate in accordance with the instructions of the VDL ODMS staff.

6.10
If the operation of the In-line Equipment and Third Party Equipment is in accordance with the criteria for FAT as mentioned in Annex 3, the In-line Equipment and Third Party Equipment shall be considered as accepted, and the Parties shall evidence this event by signing the FAT certificate.

6.11
Within one week from the date of signing the FAT Certificate by VDL ODMS, Buyer is obliged to hand over to VDL ODMS all tools and subsidiaries which are the property of VDL ODMS. If Buyer does not fulfil this obligation, Buyer is obliged to pay to VDL ODMS the purchase price of the tools and subsidiaries.

6.12
If any delay in the FAT occurs for which Buyer is to be blamed, VDL ODMS shall inform Buyer in writing about this. If Buyer remains in default during a period of two weeks after Buyer is informed by VDL ODMS, the In-line Equipment and Third Party Equipment shall be assumed accepted.

Article 7 Software

7.1
VDL ODMS has developed, owns and has all intellectual property rights to the software for use in conjunction of the Products. The Software is proprietary and confidential. Neither receipt nor possession thereof confers any right to copy, reproduce, reverse engineering, disclose or modify, in whole or in part, direct or indirect, any such programs, products or any related information without the express, prior and written authorization of VDL ODMS.

7.2
Upon signing of the FAT-certificate, or upon constitution of a binding FAT, VDL ODMS grants to the Buyer a personal, non-exclusive, non-transferable and royalty free license (“License”) for the duration of the term of payment agreed upon. By the mere expiration of this term without VDL ODMS receiving full payment from the Buyer, the License shall expire automatically from the last day of the agreed payment term. Only upon receipt of full payment within the agreed term of payment the License shall be converted into a license for an indefinite period of time. The License is granted solely to use the Software in the Products and VDL ODMS authorizes the Buyer to use the Software in machine readable form solely to establish the manufacturing process with the Products, i.e. solely to produce the products directly resulting from the manufacturing process for which the Products are designed. The License does not include the right to copy, reproduce or reverse engineering the Software for any purpose whatsoever without the express, prior and written authorization of VDL ODMS nor does the License provide for any updates of the Software which may, from time to time, be supplied to the Buyer. The Buyer is not entitled to sub-license the Software. VDL ODMS shall supply one copy of the operational software for backup-purposes. In the event the License is expired, VDL ODMS has the right and ability to end the operation of the Software.

7.3
Buyer indemnifies VDL ODMS with respect to any claim, loss, cost, damage, expense or liability on the part of Buyer or a third party, which may occur in the event that VDL ODMS exercises its right to end the operation of the Software and VDL ODMS excludes all liability in this respect. After Buyer has fulfilled the payment conditions as mentioned in Article 3 VDL ODMS can not exercise the right to end the operation of the software.

Article 8 Training & Documentation

8.1
Prior to the dispatch of the Equipment, VDL ODMS shall provide a Training to the employees of Buyer, who will work with the Equipment, in accordance with Annex 4, if mentioned explicitly in the scope as per article 1 of Chapter A.

8.2	Prior to the dispatch of the Equipment, VDL ODMS shall provide a description of the Equipment in general and the several components thereof in conformity with the Documentation.
8.3
Buyer ensures the presence of sufficient suitable trainees. The training will be given in the English language. VDL ODMS is entitled to request Buyer to replace personnel from the training who are not sufficiently qualified for assembly and commissioning. Training after the dispatch of the Equipment to other employees than the ones mentioned in article 8.1, is for the account of Buyer.

8.4
Buyer is obliged to keep the documentation of the Equipment in good condition. Buyer is, at request of the (service-) personnel of VDL ODMS obliged to put the Documentation at the disposal of the (service-) personnel of VDL ODMS.

8.5	If the Equipment consists of parts for which different and separate training has to be performed by VDL ODMS, VDL ODMS is entitled to re-organize the training in the most efficient way.
8.6
VDL ODMS shall provide facilities to receive at its premises the indicated engineers for a basic training course in the operation and routine maintenance of the In-line Equipment and Third Party Equipment.

8.7
All costs in connection with travelling, boarding and lodging and living expenses of the trainees shall be for the account of Buyer. It is Buyer's responsibility to insure its personnel against medical treatment, hospitalisation and liability.

Article 9 Terms and Termination

9.1
The Agreement shall be effective as from the date of signing of the Agreement and shall remain in force until the fulfilment of the respective obligations of the Agreement unless the Agreement is terminated earlier.

9.2
The Agreement may be terminated by VDL ODMS forthwith upon Buyer becoming insolvent, or making an assignment for the benefit of its creditors, or voluntary filing for, bankruptcy or being declared bankrupt.

Article 10 Annexes

10.1	The following Annexes will be available at a later date:
Annex 2 - Instructions of the in-line equipment and third party equipment.
Annex 3 - FAT certificate and pre-acceptance test.
Annex 4 - Documentation and training set.
Annex 5 - Site facilities.
Annex 6 - Spare parts.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED AND SIGNED THIS AGREEMENT IN TWOFOLD

Buyer: New Medium Enterprises, Inc
Name: Mahesh K Jayanarayan
Title: Director/CEO
Place: 195 The Vale, London W3 7QS, England
Date: 3rd May 2006

Signature

VDL ODMS B.V.
Name: Gabriel Walravens
Title: Chief Executive Officer
Place: Daalakkersweg 8, 5641 JA Eindhoven, The Netherlands
Date: 3rd May 2006

Signature

APPENDIX 1: Principles of Working Cooperation between ODMS and NME During the Design and Building of VMD Production Line

The Seller concedes that the technology of VMD manufacturing may be evolving with working experience (to a reasonable extent while not changing the principles of In-line Equipment) in the process of designing and building of the production machinery. In this context it may be necessary to modify the design and some of the modules in the course of development. In order to avoid costs associated with modifications of modules and processes the interaction with NME engineers and their real time presence at and near the ODMS site is beneficial for both the Seller and Buyer. On-site presence and work of NME engineers will be necessary at all stages involving Process Development.

At least once in three weeks there should be held a technological review meeting between ODMS and NME analyzing the current situation and subsequent decisions on how to proceed taken at these meetings.

To complete process development of Phase 0 it is necessary to successfully manufacture 4 layer VMD disc in semi-automatic regime.

The initial stage of Process Development was carried out on 13-14 February 2006 at ODMS facility. At that time ODMS and NME personnel tested VMD 2P technology, chose an appropriate photopolymer, manufactured 1 information layer discs with aluminium and silver deposition (the previous Agreement between NME and ODMS and the conclusions of the previous tests of NME technology at ODMS are attached herewith as APPENDIX 2). Among the works that are necessary to complete during Phase 0 together with NME engineers there are the following:

•	Manufacturing of polycarbonate substrates with 0.54 thickness, subject to DVD standard for all other parameters;
•	Choosing materials for “weakly” reflective depositors (probably Si, but experimenting with silver, etc., should be carried out);
•	4 layer VMD should be subsequently manufactured in semi-automatic regime (polycarbonate stampers will be furnished by NME);
•	If necessary these works will be continued through Phase 1 by NME engineers.

Process Development will be carried out with NME engineers working on-site (when necessary) with ODMS personnel. During the Phase 0 further details of VMD technology are passed over to ODMS for their work in further phases.

ODMS cooperates with and provides to NME engineers favourable working conditions at ODMS facilities. The work of NME engineers at ODMS is financed by NME and is not a part of the Budget of this Agreement.

The successful end of Phase 2 should be validated by manufacturing of (three thousand) VMD trial discs. The exact amount will be mutually agreed between buyer and ODMS based on 2-3 days production with the assistance of buyers employees.

FUNCTIONALITY:

i.	The In-line machine should be good for DVD 9 and 4 layer VMD.
ii.
The current process modules of the ODMS equipment can meet HD DVD Pre-recorded specification. The In-line machine will theoretically be capable of metallizing, bonding & curing according to produce the HD DVD pre-recorded specification.

iii.
In theory 4 Layer HD DVD would be possible with the In-line machine, provided that that NME demonstrates that the necessary 2p technologies are similar for HD DVD and that the build up of the disc does not add to stricter specifications.

iv.	ODMS is able to supply a production line which lay-out is able to produce the 6 layer disc.

Annex A: Initial Contract between VDL ODMS & Buyer.

Annex B: Results of experiments performed at VDL ODMS.

Annex C: Proposed design of the In-Line machine.

Annex 1-8: Machine annexes will be finalised at delivery of the In-line machine. ODMS will provide preliminary annexes by the end of phase 2.